Preliminary Term Sheet                                                                                           Date Prepared: June 20, 2005

Thornburg Mortgage Securities Trust 2005-2

Mortgage Pass-Through Certificates

$1,458,358,000 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Balance (2)	WAL (Yrs) to Mand. Auction (3)	Pmt Window (Mths) to Mand. Auction (3)	Certificate Interest Rates	Tranche Type	Expected Ratings Moody’s/S&P

A-1	$237,061,000	2.17	1-36	Floater (4)	Senior	Aaa/AAA
A-2	$392,409,000	2.17	1-36	Floater (4)	Senior	Aaa/AAA
A-3	$166,883,000	2.17	1-36	Floater (4)	Senior	Aaa/AAA
A-4	$662,005,000	2.17	1-36	Floater (4)	Senior	Aaa/AAA
A-X	Notional (5)				Senior/Interest Only	Aaa/AAA
R	$100				Senior	Aaa/AAA
B-1	$19,574,000				Subordinate	NR / AA
B-2	$10,539,000				Subordinate	NR / A
B-3	$6,022,000	Not Marketed Hereby			Subordinate	NR / BBB
B-4	$4,515,000				Subordinate	NR / BB
B-5	$3,762,000				Subordinate	NR / B
B-6	$3,021,932				Subordinate	NR / NR

Total	$1,505,792,032

(1)

Each Class of Class A Certificates is subject to a Mandatory Auction Call (as described herein).

(2)

The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein), the Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein), the Class A-3 Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein), the Class A-4 Certificates are backed primarily by the cash flow from the Group IV Mortgage Loans (as defined herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(3)

The WAL and Payment Windows for each class of Class A Certificates is shown to the Auction Distribution Date in June 2008 (as described herein).

(4)

For every Distribution Date prior to the Auction Distribution Date, each class of  Class A Certificates will have an interest rate equal to (i) One Month LIBOR plus the related margin, subject to the lesser of (i) the related Net WAC Cap and (ii) 11.00%.  For every Distribution Date after the Auction Distribution Date, the interest rate for each class of Class A Certificates will be equal to the net WAC of the related loan group.

(5)

The Class A-X Certificate Notional Balance for any Distribution Date on or prior to the Auction Distribution Date will be equal to the aggregate certificate balance of the Class A Certificates. Following the Auction Distribution Date the Class A-X Certificate Notional Balance will be zero.

Seller:

Thornburg Mortgage Home Loans, Inc.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Manager:

Greenwich Capital Markets, Inc.

Co-Managers:

Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Master Servicer/

Administrator:

Wells Fargo Bank, N.A.

Servicers:

Thornburg Mortgage Home Loans, Inc., First Republic Bank and Colonial Savings, F.A.

Trustee/Custodian:

LaSalle Bank N.A.

Rating Agencies:

Moody’s and S&P will rate the Class A Certificates.  It is expected that the Certificates other than the Class B-6 Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

June 1, 2005.

Closing Date:

On or about June 29, 2005.

Distribution Dates:

The 25th day of each month (or if not a business day, the next succeeding business day), commencing in July 2005.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3, Class A-4 Certificates (together, the “Class A Certificates”), the Class R and the Class A-X Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.  The Class A Certificates are being offered publicly (collectively, the “Offered Certificates”).

Registration:

The Class A Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests, combined with a right to receive payments in certain circumstances from the yield maintenance agreements and the Class A-X Certificates, and pursuant to the auction.

ERISA Eligibility:

The Class A Certificates are expected to be ERISA eligible, subject to certain conditions as described in the Prospectus Supplement.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Class A Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Securities

Purchase Rights:

Thornburg Mortgage Inc., the parent of the Seller will have the option of purchasing the Certificates at a purchase price equal to their current principal amount plus accrued interest once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Clean-Up Call Date”).

Mortgage Loans:

As of the Closing Date, the aggregate Cut-off Date principal balance of the mortgage loans described herein is expected to be approximately $1,505,792,033 (the “Mortgage Loans”), reflecting the addition of approximately $200,000,000 of mortgage loans with characteristics similar to those of the mortgage loans described herein (the “Statistical Mortgage Loans”).   The Mortgage Loans will be comprised of the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III Mortgage Loans and the Group IV Mortgage Loans.  Approximately 6.92% are adjustable rate statistical mortgage loans and approximately 8.64%, 25.74%, 10.95% and 47.76% are adjustable rate statistical mortgage loans with initial rate adjustments generally occurring approximately three, five, seven or ten years, respectively, after the date of origination of such mortgage loan, and thereafter adjust their rate based on various indices.  Approximately 92.80% of the Statistical Mortgage Loans are required to make payments of interest only for up to the first 120 months following origination.  After such interest only period, such mortgage loans are scheduled to amortize over the remaining term of the loan.

As of the Closing Date, the aggregate Cut-off Date principal balance of the group I mortgage loans described herein is expected to be approximately $244,771,024 (the “Group I Mortgage Loans”), reflecting the addition of approximately $41,695,588 of group I mortgage loans with characteristics similar to those of the mortgage loans described herein (the “Statistical Group I Mortgage Loans”). The Statistical Group I Mortgage Loans consist of adjustable rate mortgage loans which have an initial rate adjustment occurring approximately 1 month, 6 months, 1 year or 3 years following origination.

As of the Closing Date, the aggregate Cut-off Date principal balance of the group II mortgage loans described herein is expected to be approximately $405,172,885 (the “Group II Mortgage Loans”), reflecting the addition of approximately $69,019,288 of group II mortgage loans with characteristics similar to those of the mortgage loans described herein (the “Statistical Group II Mortgage Loans”). The Statistical Group II Mortgage Loans consist of hybrid adjustable rate mortgage loans which have an initial rate adjustment occurring approximately 5 years following origination.

As of the Closing Date, the aggregate Cut-off Date principal balance of the group III mortgage loans described herein is expected to be approximately $172,311,549 (the “Group III Mortgage Loans”), reflecting the addition of approximately $29,352,459 of group III mortgage loans with characteristics similar to those of the mortgage loans described herein (the “Statistical Group III Mortgage Loans”).  The Statistical Group III Mortgage Loans consist of hybrid adjustable rate mortgage loans which have an initial rate adjustment occurring approximately 7 years following origination.

As of the Closing Date, the aggregate Cut-off Date principal balance of the group IV mortgage loans described herein is expected to be approximately $683,536,575 (the “Group IV Mortgage Loans”), reflecting the addition of approximately $59,932,665 of group IV mortgage loans with characteristics similar to those of the mortgage loans described herein (the “Statistical Group IV Mortgage Loans”).  The Statistical Group IV Mortgage Loans consist of hybrid adjustable rate mortgage loans which have an initial rate adjustment occurring approximately 10 years following origination.

See attached collateral descriptions for additional information on the Statistical Mortgage Loans.

Mandatory Auction:

Five business days prior to the Distribution Date in June 2008 (such Distribution Date, the “Auction Distribution Date”), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates to third-party investors.  The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be received by the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on the Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:

Greenwich Capital Derivatives, Inc.  The obligations of the auction swap counterparty will be guaranteed by The Royal Bank of Scotland plc.  The long-term obligations of RBS are rated “AA” by S&P, “AA+” by Fitch and “Aa1” by Moody’s.

Auction Administrator:

Wells Fargo Bank, N.A.

Auction Price:

The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates to the third-party investors.

Par Price:

With respect to each of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, the principal balance of the related Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Accrual Period:

The Accrual Period for the Class A Certificates on any Distribution Date on or prior to the Auction Distribution Date will be the period from the 25th day of the calendar month preceding the related Distribution Date (or, in the case of the first Distribution Date, the Closing Date) up to and including the 24th day of the calendar month of the related Distribution Date (on an Actual/360 basis).

The Accrual Period for the Class A Certificates on any Distribution Date after the Auction Distribution Date (except for the Distribution Date occurring in the month immediately succeeding the Auction Distribution Date) will be the prior calendar month (on a 30/360 basis).

For the Distribution Date immediately succeeding the Auction Distribution Date, the accrual period for the Class A Certificates will be the period from the 25th day of that calendar month up to and including the last day of the calendar month (on a 30/360 basis).

The Accrual Period for the Class R Certificates and the Subordinate Certificates on any Distribution Date will be the prior calendar month on a 30/360 basis.

Net Mortgage Rate:

The “Net Mortgage Rate” for any Mortgage Loan is equal to the rate of the related mortgage loan less the trustee, master servicing and related servicing fee rate.  The master servicing fee rate on each Mortgage Loan is approximately 0.01% per annum, the trustee fee rate on each Mortgage Loan is approximately 0.0005% per annum and the weighted average servicing fee rate as of the Cut-off Date is approximately 0.251%.

Net WAC Cap:

For any Distribution Date, on or prior to the Auction Distribution Date, the “Net WAC Cap” with respect to each class of Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related loan group, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Certificate Interest Rate:

For each Distribution Date on or prior to the Auction Distribution Date, the “Certificate Interest Rate” for each of the Class A Certificates will be equal to One Month LIBOR, plus the related margin, subject to the lesser of (i) the Net WAC Cap and (ii) 11.00%.

The Certificate Interest Rate with respect to the Class A-X Certificates for any Distribution Date on or prior to the Auction Distribution Date will be equal to an annual rate calculated as the weighted average of the excess of (a) net WAC of each loan group over (b) the Certificate Interest Rate of the related class of Class A Certificates (adjusted to an effective rate reflecting the accrual of interest on a 30/360 basis).  Following the Auction Distribution Date the Certificate Interest Rate with respect to the Class A-X Certificates will be zero.

The Certificate Interest Rate with respect to the Class R Certificates will be equal to the net WAC of the Group I Mortgage Loans.

Carryover Shortfall

Amount:

If on any Distribution Date, the Certificate Interest Rate for any Class A Certificate is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into four “Yield Maintenance Agreements”, or “YMA”s, with a counterparty (the “YMA Counterparty”) each for the benefit of one class of Class A Certificates.  The notional balance of each YMA will be an amount equal to the lesser of (i) the related notional balance schedule and (ii) the aggregate principal balance of the related Class A Certificates.  The YMA Counterparty will be obligated to make monthly payments to the Trustee when One Month LIBOR exceeds the specified strike rate, subject to a maximum of 11.00% less the margin on the related class of Class A Certificates.  Each YMA will terminate on the Auction Distribution Date.  Any payments received from the YMAs will be used to pay Carryover Shortfall Amounts on the related Class A Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 3.15%).

Shifting Interest:

Until the Distribution Date occurring in July 2012 the Subordinate Certificates will be locked out from receipt of unscheduled principal payments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal payments.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

July 2005 – June 2012

0% Pro Rata Share

July 2012 – June 2013

30% Pro Rata Share

July 2013 – June 2014

40% Pro Rata Share

July 2014 – June 2015

60% Pro Rata Share

July 2015 – June 2016

80% Pro Rata Share

July 2016 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates in reduction of their Certificate principal balance.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class A-X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount to the Class A Certificates in 4) below;

2)

Class R Certificate, principal from collections on the Group I Mortgage Loans, until its balance is reduced to zero;

3)

Pay concurrently, to the Class A Certificates

a.

Class A-1 Certificates, principal, until the principal balance thereof has been reduced to zero, generally from the Group I Mortgage Loans;

b.

Class A-2 Certificates, principal, until the principal balance thereof has been reduced to zero, generally from the Group II Mortgage Loans;

c.

Class A-3 Certificates, principal, until the principal balance thereof has been reduced to zero, generally from the Group III Mortgage Loans;

d.

Class A-4 Certificates, principal, until the principal balance thereof has been reduced to zero, generally from the Group IV Mortgage Loans;

4)

Class A Certificates, to pay the Carryover Shortfall Amount, from payments received under the related YMA and amounts representing interest distributable to the Class A-X Certificates;

5)

Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest and the respective shares of principal allocable to such Classes;

6)

Class R Certificate, any remaining amount.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Class A Certificates from the unrelated loan group, to the extent not received from the related loan group.

Effective Available Funds Schedule

	Effective Available		Effective Available
Period	Funds Schedule (1)	Period	Funds Schedule (1)
1	n/a	23	11.000%
2	11.000%	24	11.000%
3	11.000%	25	11.000%
4	11.000%	26	11.000%
5	11.000%	27	11.000%
6	11.000%	28	11.000%
7	11.000%	29	11.000%
8	11.000%	30	11.000%
9	11.000%	31	11.000%
10	11.000%	32	11.000%
11	11.000%	33	11.000%
12	11.000%	34	11.000%
13	11.000%	35	11.000%
14	11.000%	36	11.000%
15	11.000%
16	11.000%
17	11.000%
18	11.000%
19	11.000%
20	11.000%
21	11.000%
22	11.000%

(1) The Effective Available Funds Schedule for the Class A Certificates is calculated assuming that the current rate for all indices is 20.00% and is run at the pricing speed to the Auction Distribution Date (Actual/ 360 basis).  Includes proceeds from the Yield Maintenance Agreements.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Weighted Average Life Tables

Class A-1 Certificates to Auction Distribution Date
Flat
Price	0% CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	2.99	2.56	2.36	2.17	1.99	1.82	1.52
MDUR (yr)	2.79	2.40	2.22	2.04	1.88	1.72	1.44
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	36	36	36	36	36	36	36

Class A-2 Certificates to Auction Distribution Date
Flat
Price	0% CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	2.99	2.56	2.36	2.17	1.99	1.82	1.52
MDUR (yr)	2.79	2.40	2.21	2.04	1.88	1.72	1.44
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	36	36	36	36	36	36	36

Class A-3 Certificates to Auction Distribution Date
Flat
Price	0% CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	2.99	2.56	2.36	2.17	1.99	1.82	1.52
MDUR (yr)	2.79	2.40	2.21	2.04	1.87	1.72	1.44
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	36	36	36	36	36	36	36

Class A-4 Certificates to Auction Distribution Date
Flat
Price	0% CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	2.98	2.55	2.35	2.17	1.99	1.82	1.52
MDUR (yr)	2.78	2.39	2.21	2.03	1.87	1.72	1.43
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	36	36	36	36	36	36	36

Statistical Mortgage Loans
As of the Cut-off Date

Total Current Balance:	$1,305,792,032.97
Total Original Balance:	$1,314,730,264.11
Number of Loans:	2,195

			Minimum		Maximum
AVG Current Balance:	$594,893.86		$49,031.80		$8,000,000.00
AVG Original Loan Amount:	$598,965.95		$50,800.00		$8,000,000.00

WAVG Gross Coupon:	5.392%		2.875%		6.875%

WAVG Gross Margin:	2.224%		1.000%		3.125%
WAVG Maximum Interest Rate:	10.654%		9.000%		16.000%
WAVG Minimum Interest Rate:	2.225%		1.000%		3.125%
WAVG Periodic Rate Cap:	1.947%		1.000%		2.000%
WAVG First Rate Cap:	4.936%		1.000%		6.000%

WAVG Original LTV:	67.68%		5.63%		100.00%
WAVG Effective LTV:	67.18%		5.63%		95.00%

WAVG Borrower FICO Score:	744		574		819

WAVG Original Term:	360	months	300	months	480	months
WAVG Remaining Term:	357	months	255	months	479	months
WAVG Seasoning:	3	months	0	months	71	months

WAVG Next Rate Reset:	83	months	1	month	120	months
WAVG Rate Adjustment Freq.:	11	months	1	month	12	months
WAVG First Rate Adjustment Freq.:	86	months	1	month	120	months

WAVG Prepay Original Term:	49	months	6	months	60	months
WAVG Prepay Remaining Term:	47	months	3	months	59	months

WAVG IO Original Term:	118	months	36	months	120	months
WAVG IO Remaining Term:	114	months	31	months	120	months

Top State Concentrations ($): 37.96 % California, 7.97 % Colorado, 7.25 % Florida
Maximum Zip Code Concentration ($): 1.17% 81611

Note Date:			Jun. 16, 1999		May 16, 2005
First Pay Date:			Aug. 01, 1999		Jul. 01, 2005
Rate Change Date:			Jul. 01, 2005		Jun. 01, 2015
Maturity Date:			Sep. 01, 2026		May 01, 2045

DELINQUENCY PAID TO DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
03/01/05	3	$7,735,400.00	0.59%
04/01/05	708	466,007,379.01	35.69
05/01/05	1,323	745,526,019.47	57.09
06/01/05	160	85,526,333.42	6.55
07/01/05	1	996,901.07	0.08
TOTAL	2,195	$1,305,792,032.97	100.00%

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of
			the Cutoff Date
49,032 - 100,000	51	$4,215,243.36	0.32%
100,001 - 200,000	383	58,732,834.73	4.50
200,001 - 300,000	295	73,001,416.55	5.59
300,001 - 400,000	255	90,569,678.85	6.94
400,001 - 500,000	259	118,236,750.59	9.05
500,001 - 600,000	221	122,316,689.92	9.37
600,001 - 700,000	158	102,865,372.82	7.88
700,001 - 800,000	93	70,394,963.28	5.39
800,001 - 900,000	81	69,192,572.97	5.30
900,001 - 1,000,000	108	105,423,342.56	8.07
1,000,001 - 1,100,000	41	43,886,572.19	3.36
1,100,001 - 1,200,000	37	42,887,734.84	3.28
1,200,001 - 1,300,000	30	37,783,172.63	2.89
1,300,001 - 1,400,000	24	32,786,386.07	2.51
1,400,001 - 1,500,000	29	43,038,078.09	3.30
Greater than 1,500,000	130	290,461,223.52	22.24
Total	2,195	$1,305,792,032.97	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	1	$901,856.59	0.07%
339	1	391,932.00	0.03
348	1	1,035,000.00	0.08
349	1	574,999.99	0.04
350	1	776,132.24	0.06
360	2,183	1,296,854,978.72	99.32
480	7	5,257,133.43	0.40
Total	2,195	$1,305,792,032.97	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
255 - 300	2	$1,234,656.59	0.09%
301 - 360	2,186	1,299,300,242.95	99.50
421 - 479	7	5,257,133.43	0.40
Total	2,195	$1,305,792,032.97	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Detached	1,264	$839,406,279.53	64.28%
PUD Detached	342	183,861,406.54	14.08
Condominium	379	172,187,894.12	13.19
Two-Four Family	89	52,566,859.37	4.03
Cooperative	43	26,342,987.40	2.02
PUD Attached	64	19,220,165.23	1.47
Planned Unit Development	14	12,206,440.78	0.93
Total	2,195	$1,305,792,032.97	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,418	$961,951,406.46	73.67%
Second Home	269	189,844,330.99	14.54
Investor	508	153,996,295.52	11.79
Total	2,195	$1,305,792,032.97	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Purchase	1,241	$668,391,778.38	51.19%
Cash Out Refinance	510	342,628,238.87	26.24
Rate/Term Refinance	444	294,772,015.72	22.57
Total	2,195	$1,305,792,032.97	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	1,563	$888,034,705.60	68.01%
Full/Alternative Documentation	540	331,706,067.69	25.40
Stated Documentation	77	77,588,559.70	5.94
No Ratio Documentation	14	8,323,699.98	0.64
Streamline Documentation	1	139,000.00	0.01
Total	2,195	$1,305,792,032.97	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	47	$27,810,056.81	2.13%
30.01 - 35.00	26	17,742,681.22	1.36
35.01 - 40.00	34	30,896,406.69	2.37
40.01 - 45.00	31	25,135,695.77	1.92
45.01 - 50.00	73	60,837,554.72	4.66
50.01 - 55.00	80	65,578,001.23	5.02
55.01 - 60.00	119	119,402,745.90	9.14
60.01 - 65.00	133	127,674,067.64	9.78
65.01 - 70.00	227	189,532,213.63	14.51
70.01 - 75.00	269	172,655,612.78	13.22
75.01 - 80.00	1,112	443,125,507.59	33.94
80.01 - 85.00	5	1,293,115.48	0.10
85.01 - 90.00	24	5,672,436.12	0.43
90.01 - 95.00	5	961,563.88	0.07
95.01 - 100.00	10	17,474,373.51	1.34
Total	2,195	$1,305,792,032.97	100.00%

EFFECTIVE LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	47	$27,810,056.81	2.13%
30.01 - 35.00	26	17,742,681.22	1.36
35.01 - 40.00	34	30,896,406.69	2.37
40.01 - 45.00	31	25,135,695.77	1.92
45.01 - 50.00	73	60,837,554.72	4.66
50.01 - 55.00	81	68,552,219.98	5.25
55.01 - 60.00	121	127,272,745.90	9.75
60.01 - 65.00	133	130,899,067.64	10.02
65.01 - 70.00	229	190,799,475.71	14.61
70.01 - 75.00	269	172,655,612.78	13.22
75.01 - 80.00	1,117	445,263,400.27	34.10
80.01 - 85.00	5	1,293,115.48	0.10
85.01 - 90.00	24	5,672,436.12	0.43
90.01 - 95.00	5	961,563.88	0.07
Total	2,195	$1,305,792,032.97	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	11	$2,982,731.59	0.23%
Arizona	79	29,197,344.25	2.24
Arkansas	1	150,000.00	0.01
California	619	495,660,387.14	37.96
Colorado	152	104,025,287.71	7.97
Connecticut	21	16,005,215.59	1.23
Delaware	3	3,104,500.00	0.24
District of Columbia	20	13,286,241.38	1.02
Florida	215	94,702,555.62	7.25
Georgia	114	45,012,113.55	3.45
Hawaii	8	9,653,035.87	0.74
Idaho	7	12,306,695.53	0.94
Illinois	42	16,717,006.66	1.28
Indiana	5	1,318,136.01	0.10
Iowa	1	286,250.00	0.02
Kansas	1	103,883.46	0.01
Kentucky	3	801,893.00	0.06
Louisiana	7	3,169,893.68	0.24
Maine	4	1,531,325.00	0.12
Maryland	55	26,969,435.50	2.07
Massachusetts	39	23,764,632.28	1.82
Michigan	10	5,048,533.04	0.39
Minnesota	20	8,300,944.19	0.64
Missouri	11	7,095,039.00	0.54
Montana	5	2,626,958.00	0.20
Nebraska	1	116,000.00	0.01
Nevada	26	17,510,800.64	1.34
New Hampshire	1	261,000.00	0.02
New Jersey	80	42,032,111.36	3.22
New Mexico	42	18,288,045.55	1.40
New York	116	88,477,055.06	6.78
North Carolina	70	33,034,800.82	2.53
Ohio	11	3,172,372.41	0.24
Oklahoma	1	147,600.00	0.01
Oregon	16	6,333,380.81	0.49
Pennsylvania	54	30,560,035.04	2.34
Rhode Island	1	2,000,000.00	0.15
South Carolina	75	34,179,706.36	2.62
Tennessee	7	2,086,899.60	0.16
Texas	42	20,454,787.31	1.57
Utah	23	14,359,950.33	1.10
Vermont	2	1,030,000.00	0.08
Virginia	104	45,081,371.26	3.45
Washington	67	21,156,078.37	1.62
West Virginia	2	1,480,000.00	0.11
Wyoming	1	210,000.00	0.02
Total	2,195	$1,305,792,032.97	100.00%

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2.875 - 3.000	1	$1,960,000.00	0.15%
3.001 - 3.250	1	497,606.25	0.04
3.251 - 3.500	1	528,000.00	0.04
3.501 - 3.750	4	1,372,474.81	0.11
3.751 - 4.000	61	39,092,584.91	2.99
4.001 - 4.250	11	6,263,549.98	0.48
4.251 - 4.500	16	11,646,242.50	0.89
4.501 - 4.750	33	27,055,368.77	2.07
4.751 - 5.000	172	112,663,330.24	8.63
5.001 - 5.250	350	222,905,376.02	17.07
5.251 - 5.500	724	416,493,876.65	31.90
5.501 - 5.750	561	309,359,544.63	23.69
5.751 - 6.000	214	121,768,411.34	9.33
6.001 - 6.250	33	17,753,066.87	1.36
6.251 - 6.500	12	13,432,600.00	1.03
6.751 - 6.875	1	3,000,000.00	0.23
Total	2,195	$1,305,792,032.97	100.00%

MAX INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.000 - 9.000	1	$1,064,798.66	0.08%
9.001 - 9.250	1	660,000.00	0.05
9.251 - 9.500	3	1,991,242.50	0.15
9.501 - 9.750	18	14,579,526.93	1.12
9.751 - 10.000	94	49,913,585.81	3.82
10.001 - 10.250	279	152,392,067.54	11.67
10.251 - 10.500	656	367,792,319.26	28.17
10.501 - 10.750	552	301,953,594.63	23.12
10.751 - 11.000	387	246,543,427.34	18.88
11.001 - 11.250	98	82,041,324.58	6.28
11.251 - 11.500	80	64,542,157.39	4.94
11.501 - 11.750	21	16,937,200.00	1.30
11.751 - 12.000	2	3,700,000.00	0.28
Greater than 14.000	3	1,680,788.33	0.13
Total	2,195	$1,305,792,032.97	100.00%

MIN INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	2	$762,295.13	0.06%
1.001 - 1.250	2	757,200.00	0.06
1.251 - 1.500	5	3,636,999.98	0.28
1.501 - 1.750	7	3,254,000.00	0.25
1.751 - 2.000	1,270	674,141,516.25	51.63
2.001 - 2.250	105	68,763,310.68	5.27
2.251 - 2.500	254	211,942,247.07	16.23
2.501 - 2.750	547	334,066,463.87	25.58
2.751 - 3.000	2	768,000.00	0.06
3.001 - 3.125	1	7,699,999.99	0.59
Total	2,195	$1,305,792,032.97	100.00%

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	2	$762,295.13	0.06%
1.001 - 1.250	2	757,200.00	0.06
1.251 - 1.500	5	3,636,999.98	0.28
1.501 - 1.750	8	3,782,000.00	0.29
1.751 - 2.000	1,270	674,141,516.25	51.63
2.001 - 2.250	105	68,763,310.68	5.27
2.251 - 2.500	254	211,942,247.07	16.23
2.501 - 2.750	547	334,066,463.87	25.58
2.751 - 3.000	1	240,000.00	0.02
3.001 - 3.125	1	7,699,999.99	0.59
Total	2,195	$1,305,792,032.97	100.00%

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10/1 Hybrid Arm IO	826	$536,217,210.39	41.06%
5/1 Hybrid Arm IO	545	300,368,549.20	23.00
7/1 Hybrid Arm IO	205	122,791,073.86	9.40
3/1 Hybrid Arm IO	210	102,000,207.68	7.81
Reg Arm IO	123	88,547,853.99	6.78
10/1 Hybrid Arm	112	70,346,821.26	5.39
5/6 Hybrid Arm IO	36	23,714,582.58	1.82
10/6 Hybrid Arm IO	19	16,956,478.13	1.30
7/6 Hybrid Arm IO	22	12,850,881.67	0.98
5/1 Hybrid Arm	41	11,570,269.06	0.89
3/6 Hybrid Arm IO	16	8,328,750.00	0.64
7/1 Hybrid Arm	19	7,317,134.60	0.56
3/1 Hybrid Arm	11	2,285,909.93	0.18
Reg Arm	6	1,752,613.99	0.13
5/6 Hybrid Arm	2	500,196.63	0.04
3/6 Hybrid Arm	1	160,100.00	0.01
10/6 Hybrid Arm	1	83,400.00	0.01
Total	2,195	$1,305,792,032.97	100.00%

INDEX CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1-Year LIBOR	1,267	$666,764,324.63	51.06%
1-Year CMT	783	530,784,739.11	40.65
6-Month LIBOR	106	67,517,268.67	5.17
1-Month LIBOR	39	40,725,700.56	3.12
Total	2,195	$1,305,792,032.97	100.00%

INITIAL RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	39	$40,725,700.56	3.12%
1.000	9	4,922,879.66	0.38
2.000	84	45,539,087.74	3.49
4.000	225	106,400,767.63	8.15
5.000	1,622	926,183,152.44	70.93
6.000	216	182,020,444.94	13.94
Total	2,195	$1,305,792,032.97	100.00%

PERIODIC RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	39	$40,725,700.56	3.12%
1.000	106	67,517,268.67	5.17
2.000	2,050	1,197,549,063.74	91.71
Total	2,195	$1,305,792,032.97	100.00%

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	33	$14,843,125.00	1.14%
1 - 12	2,051	1,225,012,099.97	93.81
13 - 24	74	43,712,887.55	3.35
25 - 36	22	14,252,526.71	1.09
37 - 48	14	7,638,593.74	0.58
61 - 71	1	332,800.00	0.03
Total	2,195	$1,305,792,032.97	100.00%

RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1	39	$40,725,700.56	3.12%
6	106	67,517,268.67	5.17
12	2,050	1,197,549,063.74	91.71
Total	2,195	$1,305,792,032.97	100.00%

FIRST RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1	39	$40,725,700.56	3.12%
6	9	4,922,879.66	0.38
12	81	44,651,887.76	3.42
36	238	112,774,967.61	8.64
60	624	336,153,597.47	25.74
84	246	142,959,090.13	10.95
120	958	623,603,909.78	47.76
Total	2,195	$1,305,792,032.97	100.00%

NEXT RATE RESET (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1 - 12	129	$90,300,467.98	6.92%
25 - 36	238	112,774,967.61	8.64
49 - 60	624	336,153,597.47	25.74
73 - 84	246	142,959,090.13	10.95
109 - 120	958	623,603,909.78	47.76
Total	2,195	$1,305,792,032.97	100.00%

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date 0.03%
Not Available	1	$358,320.00
574 - 600	2	360,917.14	0.03
601 - 650	29	21,169,585.00	1.62
651 - 700	348	221,182,369.76	16.94
701 - 750	699	404,282,774.73	30.96
751 - 800	1,012	617,635,012.10	47.30
801 - 819	104	40,803,054.24	3.12
Total	2,195	$1,305,792,032.97	100.00%

IO FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
IO	2,002	$1,211,775,587.50	92.80%
Not IO	193	94,016,445.47	7.20
Total	2,195	$1,305,792,032.97	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	193	$94,016,445.47	7.20%
36	15	6,022,062.00	0.46
60	57	26,525,214.05	2.03
84	18	7,460,484.80	0.57
108	1	1,035,000.00	0.08
109	1	533,146.66	0.04
110	1	776,132.24	0.06
120	1,909	1,169,423,547.75	89.56
Total	2,195	$1,305,792,032.97	100.00%

IO REM TERM (Months):	Number of Mortgage Loans		% of Aggregate Principal Balance Outstanding as of the Cutoff Date
		Principal Balance Outstanding as of the Cutoff Date
NA	194	$94,349,245.47	7.23%
25 - 36	15	6,022,062.00	0.46
49 - 60	56	26,192,414.05	2.01
73 - 84	29	15,327,029.78	1.17
85 - 96	27	19,555,009.27	1.50
97 - 108	72	41,246,383.76	3.16
109 - 120	1,802	1,103,099,888.64	84.48
Total	2,195	$1,305,792,032.97	100.00%

SERVICER	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Thornburg Mortgage Home Loans, Inc.	1,357	$751,170,577.09	57.53%
Wells Fargo	540	331,706,067.69	25.40
First Republic Bank	219	192,862,901.46	14.77
Colonial National Mortgage	79	30,052,486.73	2.30
Total	2,195	$1,305,792,032.97	100.00%

PREPAY ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	1,968	$1,117,809,797.54	85.60%
6	1	376,000.00	0.03
12	21	18,975,558.12	1.45
24	2	1,525,456.00	0.12
36	71	48,718,711.57	3.73
60	132	118,386,509.74	9.07
Total	2,195	$1,305,792,032.97	100.00%

PREPAY REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	1,974	$1,123,090,888.54	86.01%
3	2	822,467.12	0.06
9	6	5,526,000.00	0.42
10	4	4,456,000.00	0.34
11	4	3,266,000.00	0.25
22	1	1,140,000.00	0.09
23	1	385,456.00	0.03
32	1	419,199.98	0.03
33	30	20,949,835.39	1.60
34	26	16,149,676.20	1.24
35	13	10,780,000.00	0.83
36	1	420,000.00	0.03
55	1	500,000.00	0.04
56	4	2,685,983.03	0.21
57	38	35,289,937.74	2.70
58	52	44,620,838.97	3.42
59	37	35,289,750.00	2.70
Total	2,195	$1,305,792,032.97	100.00%

RATE CHG DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
01/01/05 - 12/31/05	49	$46,524,580.22	3.56%
01/01/06 - 12/31/06	80	43,775,887.76	3.35
01/01/07 - 12/31/07	5	1,795,500.42	0.14
01/01/08 - 12/31/08	233	110,979,467.19	8.50
01/01/09 - 12/31/09	5	1,375,733.33	0.11
01/01/10 - 12/31/10	619	334,777,864.14	25.64
01/01/11 - 12/31/11	5	3,043,587.08	0.23
01/01/12 - 12/31/12	241	139,915,503.05	10.71
01/01/14 - 12/31/14	3	1,880,130.35	0.14
01/01/15 - 12/31/15	955	621,723,779.43	47.61
Total	2,195	$1,305,792,032.97	100.00%

Group I Statistical Mortgage Loans
As of the Cut-off Date

Total Current Balance:	203,075,436
Total Original Balance:	206,581,586
Number of Loans:	367

			Minimum		Maximum
AVG Current Balance:	$553,339.06		$49,031.80		$7,699,999.99
AVG Original Loan Amount:	$562,892.60		$50,800.00		$7,700,000.00

WAVG Gross Coupon:	4.959%		3.500%		6.375%

WAVG Gross Margin:	2.056%		1.250%		3.125%
WAVG Maximum Interest Rate:	10.697%		9.375%		16.000%
WAVG Minimum Interest Rate:	2.059%		1.250%		3.125%
WAVG Periodic Rate Cap:	1.917%		1.000%		2.000%
WAVG First Rate Cap:	3.416%		1.000%		6.000%

WAVG Original LTV:	69.69%		13.09%		100.00%
WAVG Effective LTV:	69.34%		13.09%		94.98%

WAVG Borrower FICO Score:	742		606		818

WAVG Original Term:	361	months	349	months	480	months
WAVG Remaining Term:	355	months	289	months	479	months
WAVG Seasoning:	6	months	0	months	71	months

WAVG Next Rate Reset:	21	months	1	months	36	months
WAVG Rate Adjustment Frequency:	9	months	1	months	12	months
WAVG First Rate Adjustment Frequency:	23	months	1	months	36	months

WAVG Prepay Original Term:	15	months	12	months	36	months
WAVG Prepay Remaining Term:	13	months	3	months	34	months

WAVG IO Original Term:	117	months	36	months	120	months
WAVG IO Remaining Term:	111	months	31	months	120	months

Top State Concentrations ($):	19.17 % California, 16.25 % Florida, 13.85 % Colorado
Maximum Zip Code Concentration ($):	4.17% 81611

Note Date:			Jun. 16, 1999		May 13, 2005
First Pay Date:			Aug. 01, 1999		Jul. 01, 2005
Rate Change Date:			Jul. 01, 2005		Jun. 01, 2008
Maturity Date:			Jul. 01, 2029		May 01, 2045

DELINQUENCY PAID TO DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
03/01/05	2	$2,235,400.00	1.10%
04/01/05	163	87,062,774.84	42.87
05/01/05	178	106,068,585.71	52.23
06/01/05	24	7,708,675.04	3.80
TOTAL	367	$203,075,435.59	100.00%

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
49,032 - 100,000	9	$767,038.05	0.38%
100,001 - 200,000	69	10,688,663.08	5.26
200,001 - 300,000	72	18,181,763.58	8.95
300,001 - 400,000	54	18,959,988.44	9.34
400,001 - 500,000	49	21,877,372.34	10.77
500,001 - 600,000	24	13,434,709.12	6.62
600,001 - 700,000	16	10,421,476.72	5.13
700,001 - 800,000	9	6,683,408.73	3.29
800,001 - 900,000	9	7,761,213.12	3.82
900,001 - 1,000,000	11	10,769,666.58	5.30
1,000,001 - 1,100,000	3	3,158,500.00	1.56
1,100,001 - 1,200,000	6	6,942,410.00	3.42
1,200,001 - 1,300,000	4	4,934,850.00	2.43
1,300,001 - 1,400,000	4	5,501,500.00	2.71
1,400,001 - 1,500,000	8	11,929,536.00	5.87
Greater than 1,500,000	20	51,063,339.83	25.15
Total	367	$203,075,435.59	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
349	1	$574,999.99	0.28%
360	364	200,240,902.17	98.60
480	2	2,259,533.43	1.11
Total	367	$203,075,435.59	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
289 - 300	1	$332,800.00	0.16%
301 - 360	364	200,483,102.16	98.72
421 - 479	2	2,259,533.43	1.11
Total	367	$203,075,435.59	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Detached	171	$109,663,067.76	54.00%
PUD Detached	89	44,673,802.79	22.00
Condominium	72	31,769,022.16	15.64
Two-Four Family	13	8,994,600.00	4.43
PUD Attached	16	4,928,823.29	2.43
Cooperative	6	3,046,119.59	1.50
Total	367	$203,075,435.59	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	195	$128,097,388.63	63.08%
Investor	121	37,886,551.68	18.66
Second Home	51	37,091,495.28	18.26
Total	367	$203,075,435.59	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Purchase	236	$113,705,354.79	55.99%
Rate/Term Refinance	56	47,180,844.18	23.23
Cash Out Refinance	75	42,189,236.62	20.78
Total	367	$203,075,435.59	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	337	$177,854,367.63	87.58%
Stated Documentation	25	23,071,467.98	11.36
No Ratio Documentation	5	2,149,599.98	1.06
Total

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	5	$936,000.00	0.46%
35.01 - 40.00	6	8,721,386.22	4.29
40.01 - 45.00	2	612,000.00	0.30
45.01 - 50.00	9	13,407,500.00	6.60
50.01 - 55.00	5	3,574,999.00	1.76
55.01 - 60.00	16	12,502,204.41	6.16
60.01 - 65.00	18	19,808,731.93	9.75
65.01 - 70.00	39	35,144,296.65	17.31
70.01 - 75.00	51	31,195,203.20	15.36
75.01 - 80.00	204	75,519,801.90	35.71
80.01 - 85.00	1	322,900.00	0.16
85.01 - 90.00	7	1,916,600.00	0.94
90.01 - 95.00	1	201,550.00	0.10
95.01 - 100.00	3	2,212,262.28	1.09
Total	367	$203,075,435.59	100.00%

EFFECTIVE LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	5	$936,000.00	0.46%
35.01 - 40.00	6	8,721,386.22	4.29
40.01 - 45.00	2	612,000.00	0.30
45.01 - 50.00	9	13,407,500.00	6.60
50.01 - 55.00	5	3,574,999.00	1.76
55.01 - 60.00	17	14,777,204.41	7.28
60.01 - 65.00	17	17,533,731.93	8.63
65.01 - 70.00	40	36,141,558.93	17.80
70.01 - 75.00	51	31,195,203.20	15.36
75.01 - 80.00	206	73,734,801.90	36.31
80.01 - 85.00	1	322,900.00	0.16
85.01 - 90.00	7	1,916,600.00	0.94
90.01 - 94.98	1	201,550.00	0.10
Total	367	$203,075,435.59	100.00%

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Arizona	16	$6,150,912.83	3.03%
California	47	38,921,334.96	19.17
Colorado	29	28,124,508.13	13.85
Connecticut	4	2,079,999.98	1.02
District of Columbia	1	396,000.00	0.20
Florida	66	33,007,807.32	16.25
Georgia	27	11,343,931.59	5.59
Idaho	2	423,895.53	0.21
Illinois	15	4,878,380.03	2.40
Indiana	3	600,596.07	0.30
Louisiana	2	368,000.00	0.18
Maryland	2	641,920.00	0.32
Massachusetts	4	2,284,399.00	1.12
Michigan	2	1,126,407.92	0.55
Minnesota	6	1,769,050.00	0.87
Montana	1	245,000.00	0.12
Nevada	11	10,247,919.97	5.05
New Jersey	24	12,450,100.33	6.13
New Mexico	8	2,441,031.80	1.20
New York	17	12,531,929.28	6.17
North Carolina	13	5,684,922.07	2.80
Ohio	2	461,600.00	0.23
Oregon	1	396,000.00	0.20
Pennsylvania	13	6,417,545.03	3.16
South Carolina	9	4,052,113.13	2.00
Tennessee	1	355,000.00	0.17
Texas	12	6,211,353.50	3.06
Utah	2	1,264,200.00	0.62
Virginia	18	5,879,761.94	2.90
Washington	8	2,039,815.18	1.00
West Virginia	1	280,000.00	0.14
Total	367	$203,075,435.59	100.00%

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.500 - 3.500	1	$528,000.00	0.26%
3.501 - 3.750	4	1,372,474.81	0.68
3.751 - 4.000	59	37,125,463.64	18.28
4.001 - 4.250	10	5,603,549.98	2.76
4.251 - 4.500	14	8,646,242.50	4.26
4.501 - 4.750	14	9,998,602.26	4.92
4.751 - 5.000	67	37,930,216.25	18.68
5.001 - 5.250	66	29,599,127.86	14.58
5.251 - 5.500	77	34,865,813.52	17.17
5.501 - 5.750	31	15,556,444.78	7.66
5.751 - 6.000	22	20,236,199.99	9.96
6.001 - 6.250	1	1,375,000.00	0.68
6.251 - 6.375	1	238,300.00	0.12
Total	367	$203,075,435.59	100.00%

MAX INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.375 - 9.500	3	$1,991,242.50	0.98%
9.501 - 9.750	7	5,370,510.42	2.64
9.751 - 10.000	35	17,578,308.17	8.66
10.001 - 10.250	56	20,126,648.22	9.91
10.251 - 10.500	73	33,456,613.54	16.47
10.501 - 10.750	35	17,239,944.78	8.49
10.751 - 11.000	149	101,923,379.65	50.19
11.001 - 11.250	3	2,652,500.00	1.31
11.251 - 11.500	3	1,055,499.98	0.52
Greater than 14.000	3	1,680,788.33	0.83
Total	367	$203,075,435.59	100.00%

MIN INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250 - 1.250	2	$757,200.00	0.37%
1.251 - 1.500	5	3,636,999.98	1.79
1.501 - 1.750	6	2,270,000.00	1.12
1.751 - 2.000	236	119,316,552.78	58.75
2.001 - 2.250	87	51,789,215.68	25.50
2.251 - 2.500	23	15,104,579.64	7.44
2.501 - 2.750	5	1,732,887.52	0.85
2.751 - 3.000	2	768,000.00	0.38
3.001 - 3.125	1	7,699,999.99	3.79
Total	367	$203,075,435.59	100.00%

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.250 - 1.250	2	$757,200.00	0.37%
1.251 - 1.500	5	3,636,999.98	1.79
1.501 - 1.750	7	2,798,000.00	1.38
1.751 - 2.000	236	119,316,552.78	58.75
2.001 - 2.250	87	51,789,215.68	25.50
2.251 - 2.500	23	15,104,579.64	7.44
2.501 - 2.750	5	1,732,887.52	0.85
2.751 - 3.000	1	240,000.00	0.12
3.001 - 3.125	1	7,699,999.99	3.79
Total	367	$203,075,435.59	100.00%

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3/1 Hybrid Arm IO	210	$102,000,207.68	50.23%
Reg Arm IO	123	88,547,853.99	43.60
3/6 Hybrid Arm IO	16	8,328,750.00	4.10
3/1 Hybrid Arm	11	2,285,909.93	1.13
Reg Arm	6	1,752,613.99	0.86
3/6 Hybrid Arm	1	160,100.00	0.08
Total	367	$203,075,435.59	100.00%

INDEX CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1-Year LIBOR	284	$139,704,505.39	68.79%
1-Month LIBOR	39	40,725,700.56	20.05
6-Month LIBOR	26	13,411,729.66	6.60
1-Year CMT	18	9,233,499.98	4.55
Total	367	$203,075,435.59	100.00%

INITIAL RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	39	$40,725,700.56	20.05%
1.000	9	4,922,879.66	2.42
2.000	84	45,539,087.74	22.42
4.000	225	106,400,767.63	52.39
6.000	10	5,487,000.00	2.70
Total	367	$203,075,435.59	100.00%

PERIODIC RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	39	$40,725,700.56	20.05%
1.000	26	13,411,729.66	6.60
2.000	302	148,938,005.37	73.34
Total	367	$203,075,435.59	100.00%

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	7	$1,311,300.00	0.65%
1 - 12	296	166,529,370.32	82.00
13 - 24	45	27,289,163.35	13.44
25 - 36	11	4,999,410.57	2.46
37 - 48	7	2,613,391.35	1.29
61 - 71	1	332,800.00	0.16
Total	367	$203,075,435.59	100.00%

RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1	39	$40,725,700.56	20.05%
6	26	13,411,729.66	6.60
12	302	148,938,005.37	73.34
Total	367	$203,075,435.59	100.00%

FIRST RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1	39	$40,725,700.56	20.05%
6	9	4,922,879.66	2.42
12	81	44,651,887.76	21.99
36	238	112,774,967.61	55.53
Total	367	$203,075,435.59	100.00%

NEXT RATE RESET (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1 - 12	129	$90,300,467.98	44.47%
25 - 36	238	112,774,967.61	55.53
Total	367	$203,075,435.59	100.00%

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
606 - 650	4	$2,613,500.00	1.29%
651 - 700	68	38,441,919.15	18.93
701 - 750	112	68,341,018.54	33.65
751 - 800	165	86,679,649.95	42.68
801 - 818	18	6,999,347.95	3.45
Total	367	$203,075,435.59	100.00%

IO FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
IO	349	$198,876,811.67	97.93%
Not IO	18	4,198,623.92	2.07
Total	367	$203,075,435.59	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	18	$4,198,623.92	2.07%
36	15	6,022,062.00	2.97
60	1	332,800.00	0.16
109	1	533,146.66	0.26
120	332	191,988,803.01	94.54
Total	367	$203,075,435.59	100.00%

IO REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	19	$4,531,423.92	2.23%
25 - 36	15	6,022,062.00	2.97
73 - 84	5	2,957,982.43	1.46
85 - 96	15	8,341,893.13	4.11
97 - 108	41	24,535,242.82	12.08
109 - 120	272	156,686,831.29	77.16
Total	367	$203,075,435.59	100.00%

SERVICER:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Thornburg Mortgage Home Loans, Inc.	339	$190,506,788.72	93.81%
Colonial National Mortgage	18	7,081,646.87	3.49
First Republic Bank	10	5,487,000.00	2.70
Total	367	$203,075,435.59	100.00%

PREPAY ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	355	$192,661,268.49	94.87%
12	8	8,948,467.12	4.41
36	4	1,465,699.98	0.72
Total	367	$203,075,435.59	100.00%

PREPAY REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	356	$193,781,268.49	95.42%
3	1	446,467.12	0.22
9	3	3,451,000.00	1.70
10	3	3,931,000.00	1.94
32	1	419,199.98	0.21
33	2	604,000.00	0.30
34	1	442,500.00	0.22
Total	367	$203,075,435.59	100.00%

RATE CHG DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
01/01/05 - 12/31/05	49	$46,524,580.22	22.91%
01/01/06 - 12/31/06	80	43,775,887.76	21.56
01/01/07 - 12/31/07	5	1,795,500.42	0.88
01/01/08 - 12/31/08	233	110,979,467.19	54.65
Total	367	$203,075,435.59	100.00%

Group II Statistical Mortgage Loans
As of the Cut-off Date

Total Current Balance:	$336,153,597.47
Total Original Balance:	$338,314,335.64
Number of Loans:	624

			Minimum		Maximum
AVG Current Balance:	$538,707.69		$53,000.00		$5,595,000.00
AVG Original Loan Amount:	$542,170.41		$53,000.00		$5,595,000.00

WAVG Gross Coupon:	5.393%		3.875%		6.500%

WAVG Gross Margin:	2.003%		1.875%		2.750%
WAVG Maximum Interest Rate:	10.572%		9.625%		11.500%
WAVG Minimum Interest Rate:	2.003%		1.875%		2.750%
WAVG Periodic Rate Cap:	1.928%		1.000%		2.000%
WAVG First Rate Cap:	5.174%		5.000%		6.000%

WAVG Original LTV:	69.16%		5.63%		100.00%
WAVG Effective LTV:	67.45%		5.63%		95.00%

WAVG Borrower FICO Score:	736		574		813

WAVG Original Term:	361	months	300	months	480	months
WAVG Remaining Term:	358	months	255	months	479	months
WAVG Seasoning:	3	months	0	months	45	months

WAVG Next Rate Reset:	58	months	52	months	60	months
WAVG Rate Adjustment Freq.:	12	months	6	months	12	months
WAVG First Rate Adjustment Freq.:	60	months	60	months	60	months

WAVG Prepay Original Term:	47	months	6	months	60	months
WAVG Prepay Remaining Term:	46	months	3	months	59	months

WAVG IO Original Term:	115	months	60	months	120	months
WAVG IO Remaining Term:	112	months	54	months	120	months

Top State Concentrations ($):	26.30 % California, 10.43 % Colorado, 8.96 % Florida
Maximum Zip Code Concentration ($):	3.03% 29928

Note Date:			Aug. 31, 2001		May 16, 2005
First Pay Date:			Oct. 01, 2001		Jul. 01, 2005
Rate Change Date:			Oct. 01, 2009		Jun. 01, 2010
Maturity Date:			Sep. 01, 2026		May 01, 2045

DELINQUENCY PAID TO DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
03/01/05	1	$5,500,000.00	1.64%
04/01/05	230	147,758,989.89	43.96
05/01/05	327	149,860,636.01	44.58
06/01/05	66	33,033,971.57	9.83
TOTAL	624	$336,153,597.47	100.00%

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
53,000 - 100,000	25	$1,951,639.15	0.58%
100,001 - 200,000	157	23,818,319.25	7.09
200,001 - 300,000	103	25,185,975.94	7.49
300,001 - 400,000	72	25,597,640.43	7.61
400,001 - 500,000	75	33,924,821.46	10.09
500,001 - 600,000	32	17,399,295.21	5.18
600,001 - 700,000	20	13,038,430.00	3.88
700,001 - 800,000	14	10,837,580.61	3.22
800,001 - 900,000	16	13,555,224.10	4.03
900,001 - 1,000,000	22	21,340,092.24	6.35
1,000,001 - 1,100,000	11	11,726,000.00	3.49
1,100,001 - 1,200,000	13	15,010,000.00	4.47
1,200,001 - 1,300,000	11	13,904,226.11	4.14
1,300,001 - 1,400,000	5	6,818,499.00	2.03
1,400,001 - 1,500,000	6	8,808,000.00	2.62
Greater than 1,500,000	42	93,237,853.97	27.74
Total	624	$336,153,597.47	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	1	$901,856.59	0.27%
339	1	391,932.00	0.12
350	1	776,132.24	0.23
360	618	331,916,526.64	98.74
480	3	2,167,150.00	0.64
Total	624	$336,153,597.47	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
255 - 300	1	$901,856.59	0.27%
301 - 360	620	333,084,590.88	99.09
421 - 479	3	2,167,150.00	0.64
Total	624	$336,153,597.47	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Detached	285	$181,915,017.13	54.12%
PUD Detached	138	71,848,957.33	21.37
Condominium	129	50,037,547.33	14.89
Two-Four Family	35	15,718,700.63	4.68
PUD Attached	27	8,455,483.23	2.52
Cooperative	10	8,177,891.82	2.43
Total	624	$336,153,597.47	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	298	$203,230,359.84	60.46%
Investor	241	70,108,598.00	20.86
Second Home	85	62,814,639.63	18.69
Total	624	$336,153,597.47	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Purchase	407	$203,815,687.62	60.63%
Cash Out Refinance	132	85,615,685.09	25.47
Rate/Term Refinance	85	46,722,224.76	13.90
Total	624	$336,153,597.47	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	593	$307,000,368.47	91.33%
Stated Documentation	27	26,163,429.00	7.78
No Ratio Documentation	4	2,989,800.00	0.89
Total	624	$336,153,597.47	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	8	$5,377,390.74	1.60%
30.01 - 35.00	6	3,290,748.73	0.98
35.01 - 40.00	9	6,770,500.00	2.01
40.01 - 45.00	6	4,731,000.00	1.41
45.01 - 50.00	18	15,258,625.66	4.54
50.01 - 55.00	21	20,874,628.73	6.21
55.01 - 60.00	31	33,444,092.41	9.95
60.01 - 65.00	33	31,237,672.82	9.29
65.01 - 70.00	62	46,200,293.28	13.74
70.01 - 75.00	72	41,532,553.37	12.36
75.01 - 80.00	333	108,113,612.26	32.16
80.01 - 85.00	3	852,500.00	0.25
85.01 - 90.00	14	3,229,336.12	0.96
90.01 - 95.00	2	341,525.00	0.10
95.01 - 100.00	6	14,899,118.35	4.43
Total	624	$336,153,597.47	100.00%

EFFECTIVE LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	8	$5,377,390.74	1.60%
30.01 - 35.00	6	3,290,748.73	0.98
35.01 - 40.00	9	6,770,500.00	2.01
40.01 - 45.00	6	4,731,000.00	1.41
45.01 - 50.00	18	15,258,625.66	4.54
50.01 - 55.00	22	23,848,847.48	7.09
55.01 - 60.00	32	39,039,092.41	11.61
60.01 - 65.00	34	36,737,672.82	10.93
65.01 - 70.00	63	46,470,293.08	13.82
70.01 - 75.00	72	41,532,553.37	12.36
75.01 - 80.00	335	108,673,512.06	32.33
80.01 - 85.00	3	852,500.00	0.25
85.01 - 90.00	14	3,229,336.12	0.96
90.01 - 95.00	2	341,525.00	0.10
Total	624	$336,153,597.47	100.00%

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	2	$508,656.00	0.15%
Arizona	46	19,227,076.44	5.72
Arkansas	1	150,000.00	0.04
California	105	88,421,326.13	26.30
Colorado	58	35,048,284.57	10.43
Connecticut	5	4,326,357.58	1.29
Delaware	1	492,000.00	0.15
District of Columbia	6	3,590,800.00	1.07
Florida	76	30,111,425.87	8.96
Georgia	32	10,714,976.19	3.19
Hawaii	5	8,079,385.87	2.40
Illinois	9	3,074,144.21	0.91
Indiana	1	53,539.94	0.02
Kansas	1	103,883.46	0.03
Kentucky	2	411,993.00	0.12
Maine	1	440,000.00	0.13
Maryland	14	5,250,237.65	1.56
Massachusetts	9	3,659,572.28	1.09
Michigan	2	939,380.00	0.28
Minnesota	7	4,658,674.19	1.39
Missouri	2	795,100.00	0.24
Montana	1	655,000.00	0.19
Nevada	5	2,505,868.00	0.75
New Hampshire	1	261,000.00	0.08
New Jersey	18	7,553,365.26	2.25
New Mexico	14	6,416,973.73	1.91
New York	33	27,730,479.96	8.25
North Carolina	20	7,621,732.73	2.27
Ohio	4	793,872.41	0.24
Oregon	5	1,194,120.00	0.36
Pennsylvania	18	11,275,687.50	3.35
South Carolina	46	20,324,080.55	6.05
Tennessee	5	1,599,149.60	0.48
Texas	7	1,485,442.47	0.44
Utah	9	6,381,000.00	1.90
Virginia	29	11,008,411.88	3.27
Washington	23	9,080,600.00	2.70
Wyoming	1	210,000.00	0.06
Total	624	$336,153,597.47	100.00%

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.875 - 4.000	1	$902,322.61	0.27%
4.251 - 4.500	2	3,000,000.00	0.89
4.501 - 4.750	14	11,845,219.25	3.52
4.751 - 5.000	76	49,167,944.86	14.63
5.001 - 5.250	118	69,318,267.31	20.62
5.251 - 5.500	181	79,541,580.59	23.66
5.501 - 5.750	150	76,827,545.99	22.85
5.751 - 6.000	69	40,434,596.86	12.03
6.001 - 6.250	10	3,189,320.00	0.95
6.251 - 6.500	3	1,926,800.00	0.57
Total	624	$336,153,597.47	100.00%

MAX INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.625 - 9.750	6	$3,997,469.25	1.19%
9.751 - 10.000	39	17,102,108.51	5.09
10.001 - 10.250	101	55,756,355.25	16.59
10.251 - 10.500	180	80,849,330.59	24.05
10.501 - 10.750	158	84,675,295.99	25.19
10.751 - 11.000	106	72,500,433.21	21.57
11.001 - 11.250	28	17,653,554.67	5.25
11.251 - 11.500	6	3,619,050.00	1.08
Total	624	$336,153,597.47	100.00%

MIN INT RATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.875 - 2.000	529	$265,767,747.05	79.06%
2.001 - 2.250	8	4,896,930.00	1.46
2.251 - 2.500	85	64,861,411.76	19.30
2.501 - 2.750	2	627,508.66	0.19
Total	624	$336,153,597.47	100.00%

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.875 - 2.000	529	$265,767,747.05	79.06%
2.001 - 2.250	8	4,896,930.00	1.46
2.251 - 2.500	85	64,861,411.76	19.30
2.501 - 2.750	2	627,508.66	0.19
Total	624	$336,153,597.47	100.00%

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5/1 Hybrid Arm IO	545	$300,368,549.20	89.35%
5/6 Hybrid Arm IO	36	23,714,582.58	7.05
5/1 Hybrid Arm	41	11,570,269.06	3.44
5/6 Hybrid Arm	2	500,196.63	0.15
Total	624	$336,153,597.47	100.00%

INDEX CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1-Year LIBOR	501	$246,950,997.84	73.46%
1-Year CMT	85	64,987,820.42	19.33
6-Month LIBOR	38	24,214,779.21	7.20
Total	624	$336,153,597.47	100.00%

INITIAL RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.000	556	$277,560,376.45	82.57%
6.000	68	58,593,221.02	17.43
Total	624	$336,153,597.47	100.00%

PERIODIC RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	38	$24,214,779.21	7.20%
2.000	586	311,938,818.26	92.80
Total	624	$336,153,597.47	100.00%

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	15	$8,479,625.00	2.52%
1 - 12	594	318,568,040.64	94.77
13 - 24	9	6,235,873.04	1.86
25 - 36	4	1,788,185.06	0.53
37 - 45	2	1,081,873.73	0.32
Total	624	$336,153,597.47	100.00%

RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6	38	$24,214,779.21	7.20%
12	586	311,938,818.26	92.80
Total	624	$336,153,597.47	100.00%

FIRST RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
60	624	$336,153,597.47	100.00%
Total	624	$336,153,597.47	100.00%

NEXT RATE RESET (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
52 - 60	624	$336,153,597.47	100.00%
Total	624	$336,153,597.47	100.00%

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Available	1	$358,320.00	0.11%
574 - 600	2	360,917.14	0.11
601 - 650	17	11,791,160.00	3.51
651 - 700	95	70,800,635.21	21.06
701 - 750	186	101,438,553.96	30.18
751 - 800	297	145,373,199.72	43.25
801 - 813	26	6,030,811.44	1.79
Total	624	$336,153,597.47	100.00%

IO FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
IO	581	$324,083,131.78	96.41%
Not IO	43	12,070,465.69	3.59
Total	624	$336,153,597.47	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	43	$12,070,465.69	3.59%
60	56	26,192,414.05	7.79
110	1	776,132.24	0.23
120	524	297,114,585.49	88.39
Total	624	$336,153,597.47	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	43	$12,070,465.69	3.59%
49 - 60	56	26,192,414.05	7.79
73 - 84	2	1,081,873.73	0.32
85 - 96	4	1,788,185.06	0.53
97 - 108	10	7,012,005.28	2.09
109 – 120	509	288,008,653.66	85.68
Total	624	$336,153,597.47	100.00%

SERVICER	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Thornburg Mortgage Home Loans, Inc.	514	$259,639,859.18	77.24%
First Republic Bank	69	60,870,071.02	18.11
Colonial National Mortgage	41	15,643,667.27	4.65
Total	624	$336,153,597.47	100.00%

PREPAY ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	545	$275,111,152.04	81.84%
6	1	376,000.00	0.11
12	6	3,738,608.01	1.11
24	2	1,525,456.00	0.45
36	35	22,206,003.03	6.61
60	35	33,196,378.39	9.88
Total	624	$336,153,597.47	100.00%

PREPAY REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	548	$276,714,760.05	82.32%
3	1	376,000.00	0.11
9	2	1,610,000.00	0.48
10	1	525,000.00	0.16
22	1	1,140,000.00	0.34
23	1	385,456.00	0.11
33	17	11,862,800.36	3.53
34	15	7,819,202.67	2.33
35	3	2,524,000.00	0.75
56	3	2,524,200.00	0.75
57	12	11,499,649.99	3.42
58	12	10,624,378.40	3.16
59	8	8,548,150.00	2.54
Total	624	$336,153,597.47	100.00%

RATE CHG DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
01/01/09 - 12/31/09	5	$1,375,733.33	0.41%
01/01/10 - 12/31/10	619	334,777,864.14	99.59
Total	624	$336,153,597.47	100.00%

Group III Statistical Mortgage Loans
As of the Cut-off Date

Total Current Balance:	142,959,090
Total Original Balance:	143,879,900
Number of Loans:	246

			Minimum		Maximum
AVG Current Balance:	$581,134.51		$52,941.99		$8,000,000.00
AVG Original Loan Amount:	$584,877.64		$53,000.00		$8,000,000.00

WAVG Gross Coupon:	5.472%		2.875%		6.250%

WAVG Gross Margin:	2.034%		1.000%		2.500%
WAVG Maximum Interest Rate:	10.723%		9.625%		11.750%
WAVG Minimum Interest Rate:	2.034%		1.000%		2.500%
WAVG Periodic Rate Cap:	1.910%		1.000%		2.000%
WAVG First Rate Cap:	5.165%		5.000%		6.000%

WAVG Original LTV:	65.00%		8.36%		94.64%
WAVG Effective LTV:	65.00%		8.36%		94.64%

WAVG Borrower FICO Score:	747		634		819

WAVG Original Term:	361	months	360	months	480	months
WAVG Remaining Term:	356	months	321	months	479	months
WAVG Seasoning:	5	months	0	months	39	months

WAVG Next Rate Reset:	81	months	76	months	84	months
WAVG Rate Adjustment Frequency:	11	months	6	months	12	months
WAVG First Rate Adjustment Frequency:	84	months	84	months	84	months

WAVG Prepay Original Term:	53	months	12	months	60	months
WAVG Prepay Remaining Term:	51	months	11	months	59	months

WAVG IO Original Term:	118	months	84	months	120	months
WAVG IO Remaining Term:	113	months	79	months	120	months

TOP State Concentrations ($):	27.88 % California, 9.11 % Colorado, 7.97 % New York
Maximum Zip Code Concentration ($):	5.60% 83340

Note Date:			Feb. 27, 2002		May 10, 2005
First Pay Date:			Apr. 01, 2002		Jul. 01, 2005
Rate Change Date:			Oct. 01, 2011		Jun. 01, 2012
Maturity Date:			Mar. 01, 2032		May 01, 2045

DELINQUENCY PAID TO DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
04/01/05	100	$62,824,093.35	43.95%
05/01/05	118	65,262,586.38	45.65
06/01/05	28	14,872,410.40	10.40
TOTAL	246	$142,959,090.13	100.00%

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
52,942 - 100,000	9	$817,806.16	0.57%
100,001 - 200,000	57	8,724,053.03	6.10
200,001 - 300,000	33	8,178,792.82	5.72
300,001 - 400,000	32	11,087,286.96	7.76
400,001 - 500,000	27	12,524,550.08	8.76
500,001 - 600,000	14	7,892,851.93	5.52
600,001 - 700,000	12	7,770,714.26	5.44
700,001 - 800,000	7	5,298,600.00	3.71
800,001 - 900,000	9	7,803,341.03	5.46
900,001 - 1,000,000	11	10,796,796.17	7.55
1,000,001 - 1,100,000	5	5,270,740.00	3.69
1,100,001 - 1,200,000	3	3,422,213.38	2.39
1,200,001 - 1,300,000	5	6,329,750.00	4.43
1,300,001 - 1,400,000	4	5,497,499.99	3.85
1,400,001 - 1,500,000	1	1,500,000.00	1.05
Greater than 1,500,000	17	40,044,094.32	28.01
Total	246	$142,959,090.13	100.00%

ORIGINAL TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
360	245	$142,237,640.13	99.50%
480	1	721,450.00	0.50
Total	246	$142,959,090.13	100.00%

REMAINING TERM:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
321 - 360	245	$142,237,640.13	99.50%
421 - 479	1	721,450.00	0.50
Total	246	$142,959,090.13	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Detached	132	$95,894,697.66	67.08%
PUD Detached	45	19,235,540.14	13.46
Condominium	42	17,755,569.61	12.42
Two-Four Family	7	4,329,157.02	3.03
PUD Attached	13	3,109,183.71	2.17
Cooperative	7	2,634,941.99	1.84
Total	246	$142,959,090.13	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	143	$94,443,483.59	66.06%
Second Home	40	31,149,973.20	21.79
Investor	63	17,365,633.34	12.15
Total	246	$142,959,090.13	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Purchase	145	$68,440,409.07	47.87%
Cash Out Refinance	63	48,029,885.02	33.60
Rate/Term Refinance	38	26,488,796.04	18.53
Total	246	$142,959,090.13	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	235	$135,381,740.13	94.70%
Stated Documentation	9	6,418,050.00	4.49
No Ratio Documentation	2	1,159,300.00	0.81
Total	246	$142,959,090.13	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	10	$3,260,676.06	2.28%
30.01 - 35.00	6	4,562,000.00	3.19
35.01 - 40.00	3	2,050,986.78	1.43
40.01 - 45.00	7	8,170,599.80	5.72
45.01 - 50.00	12	6,079,376.20	4.25
50.01 - 55.00	10	5,949,339.36	4.16
55.01 - 60.00	10	13,247,392.00	9.27
60.01 - 65.00	19	18,385,643.28	12.86
65.01 - 70.00	24	24,451,206.88	17.10
70.01 - 75.00	30	15,581,272.64	10.90
75.01 - 80.00	113	40,737,208.25	28.50
85.01 - 90.00	1	218,700.00	0.15
90.01 - 94.64	1	264,688.88	0.19
Total	246	$142,959,090.13	100.00%

EFFECTIVE LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	10	$3,260,676.06	2.28%
30.01 - 35.00	6	4,562,000.00	3.19
35.01 - 40.00	3	2,050,986.78	1.43
40.01 - 45.00	7	8,170,599.80	5.72
45.01 - 50.00	12	6,079,376.20	4.25
50.01 - 55.00	10	5,949,339.36	4.16
55.01 - 60.00	10	13,247,392.00	9.27
60.01 - 65.00	19	18,385,643.28	12.86
65.01 - 70.00	24	24,451,206.88	17.10
70.01 - 75.00	30	15,581,272.64	10.90
75.01 - 80.00	113	40,737,208.25	28.50
85.01 - 90.00	1	218,700.00	0.15
90.01 - 94.64	1	264,688.88	0.19
Total	246	$142,959,090.13	100.00%

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	2	$524,555.59	0.37%
Arizona	5	950,226.20	0.66
California	46	39,857,071.39	27.88
Colorado	22	13,018,756.32	9.11
Connecticut	4	3,449,600.00	2.41
District of Columbia	1	500,000.00	0.35
Florida	31	9,370,831.79	6.55
Georgia	17	6,673,404.54	4.67
Idaho	1	8,000,000.00	5.60
Illinois	4	1,145,208.34	0.80
Maryland	3	1,976,500.00	1.38
Massachusetts	6	6,769,518.75	4.74
Montana	1	938,858.00	0.66
Nevada	3	1,138,412.67	0.80
New Jersey	11	6,158,717.78	4.31
New Mexico	7	3,621,928.98	2.53
New York	16	11,386,986.78	7.97
North Carolina	5	1,871,922.27	1.31
Oklahoma	1	147,600.00	0.10
Oregon	5	2,887,919.79	2.02
Pennsylvania	8	5,311,447.40	3.72
Rhode Island	1	2,000,000.00	1.40
South Carolina	12	3,282,506.89	2.30
Tennessee	1	132,750.00	0.09
Texas	5	1,903,734.86	1.33
Utah	5	2,950,441.67	2.06
Virginia	11	4,162,789.20	2.91
Washington	12	2,827,400.92	1.98
Total	246	$142,959,090.13	100.00%

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2.875 - 3.000	1	$1,960,000.00	1.37%
4.501 - 4.750	1	399,991.67	0.28
4.751 - 5.000	5	3,523,000.00	2.46
5.001 - 5.250	39	30,073,026.30	21.04
5.251 - 5.500	86	50,913,849.96	35.61
5.501 - 5.750	71	36,685,300.82	25.66
5.751 - 6.000	38	15,634,077.22	10.94
6.001 - 6.250	5	3,769,844.16	2.64
Total	246	$142,959,090.13	100.00%

MAX INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.625 - 9.750	1	$399,991.67	0.28%
9.751 - 10.000	3	1,048,000.00	0.73
10.001 - 10.250	26	13,657,043.27	9.55
10.251 - 10.500	74	41,719,908.08	29.18
10.501 - 10.750	68	35,173,300.82	24.60
10.751 - 11.000	41	19,499,077.21	13.64
11.001 - 11.250	18	20,755,827.20	14.52
11.251 - 11.500	12	9,193,941.88	6.43
11.501 - 11.750	3	1,512,000.00	1.06
Total	246	$142,959,090.13	100.00%

MIN INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	1	$264,688.88	0.19%
1.751 - 2.000	208	105,217,419.77	73.60
2.001 - 2.250	2	1,838,858.00	1.29
2.251 - 2.500	35	35,638,123.48	24.93
Total	246	$142,959,090.13	100.00%

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	1	$264,688.88	0.19%
1.751 - 2.000	208	105,217,419.77	73.60
2.001 - 2.250	2	1,838,858.00	1.29
2.251 - 2.500	35	35,638,123.48	24.93
Total	246	$142,959,090.13	100.00%

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
7/1 Hybrid Arm IO	205	$122,791,073.86	85.89%
7/6 Hybrid Arm IO	22	12,850,881.67	8.99
7/1 Hybrid Arm	19	7,317,134.60	5.12
Total	246	$142,959,090.13	100.00%

INDEX CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1-Year LIBOR	189	$94,470,084.98	66.08%
1-Year CMT	35	35,638,123.48	24.93
6-Month LIBOR	22	12,850,881.67	8.99
Total	246	$142,959,090.13	100.00%

INITIAL RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.000	216	$119,402,165.22	83.52%
6.000	30	23,556,924.91	16.48
Total	246	$142,959,090.13	100.00%

PERIODIC RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	22	$12,850,881.67	8.99%
2.000	224	130,108,208.46	91.01
Total	246	$142,959,090.13	100.00%

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	3	$1,653,000.00	1.16%
1 - 12	228	129,235,590.19	90.40
13 - 24	8	5,132,789.66	3.59
25 - 36	5	5,222,083.66	3.65
37 - 39	2	1,715,626.62	1.20
Total	246	$142,959,090.13	100.00%

RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6	22	$12,850,881.67	8.99%
12	224	130,108,208.46	91.01
Total	246	$142,959,090.13	100.00%

FIRST RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
84	246	$142,959,090.13	100.00%
Total	246	$142,959,090.13	100.00%

NEXT RATE RESET (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
76 - 84	246	$142,959,090.13	100.00%
Total	246	$142,959,090.13	100.00%

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
634 - 650	2	$1,999,925.00	1.40%
651 - 700	39	26,692,628.42	18.67
701 - 750	71	33,079,106.79	23.14
751 - 800	114	72,838,907.07	50.95
801 - 819	20	8,348,522.85	5.84
Total	246	$142,959,090.13	100.00%

IO FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
IO	227	$135,641,955.53	94.88%
Not IO	19	7,317,134.60	5.12
Total	246	$142,959,090.13	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	19	$7,317,134.60	5.12%
84	18	7,460,484.80	5.22
120	209	128,181,470.73	89.66
Total	246	$142,959,090.13	100.00%

IO REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	19	$7,317,134.60	5.12%
73 - 84	19	9,059,471.58	6.34
85 - 96	6	7,182,083.66	5.02
97 - 108	7	3,172,789.66	2.22
109 - 120	195	116,227,610.63	81.30
Total	246	$142,959,090.13	100.00%

SERVICER:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Thornburg Mortgage Home Loans, Inc.	205	$107,271,451.36	75.04%
First Republic Bank	31	31,556,924.91	22.07
Colonial National Mortgage	10	4,130,713.86	2.89
Total	246	$142,959,090.13	100.00%

PREPAY ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	217	$120,316,007.10	84.16%
12	1	245,000.00	0.17
36	8	5,962,500.00	4.17
60	20	16,435,583.03	11.50
Total	246	$142,959,090.13	100.00%

PREPAY REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	217	$120,316,007.10	84.16%
11	1	245,000.00	0.17
33	2	334,000.00	0.23
34	2	2,266,500.00	1.59
35	4	3,362,000.00	2.35
55	1	500,000.00	0.35
56	1	161,783.03	0.11
57	6	5,496,200.00	3.84
58	5	3,070,000.00	2.15
59	7	7,207,600.00	5.04
Total	246	$142,959,090.13	100.00%

RATE CHG DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
01/01/11 - 12/31/11	5	$3,043,587.08	2.13%
01/01/12 - 12/31/12	241	139,915,503.05	97.87
Total	246	$142,959,090.13	100.00%

Group IV Statistical Mortgage Loans
As of the Cut-off Date

Total Current Balance:	623,603,910
Total Original Balance:	625,954,442
Number of Loans:	958

			Minimum		Maximum
AVG Current Balance:	$650,943.54		$59,680.00		$4,750,000.00
AVG Original Loan Amount:	$653,397.12		$59,680.00		$4,750,000.00

WAVG Gross Coupon:	5.514%		3.125%		6.875%

WAVG Gross Margin:	2.442%		1.000%		2.750%
WAVG Maximum Interest Rate:	10.668%		9.000%		11.900%
WAVG Minimum Interest Rate:	2.442%		1.000%		2.750%
WAVG Periodic Rate Cap:	1.973%		1.000%		2.000%
WAVG First Rate Cap:	5.151%		5.000%		6.000%

WAVG Original LTV:	66.83%		9.38%		100.00%
WAVG Effective LTV:	66.82%		9.38%		95.00%

WAVG Borrower FICO Score:	747		628		819

WAVG Original Term:	360	months	348	months	480	months
WAVG Remaining Term:	357	months	318	months	478	months
WAVG Seasoning:	3	months	0	months	42	months

WAVG Next Rate Reset:	118	months	113	months	120	months
WAVG Rate Adjustment Frequency:	12	months	6	months	12	months
WAVG First Rate Adjustment Fre:	120	months	120	months	120	months

WAVG Prepay Original Term:	52	months	12	months	60	months
WAVG Prepay Remaining Term:	51	months	9	months	59	months

WAVG IO Original Term:	120	months	108	months	120	months
WAVG IO Remaining Term:	117	months	78	months	120	months

Top State Concentrations ($):	52.67 % California, 5.91 % New York, 4.46 % Colorado
Maximum Zip Code Concentration ($):	1.34% 94010

Note Date:			Nov. 27, 2001		May 12, 2005
First Pay Date:			Jan. 01, 2002		Jul. 01, 2005
Rate Change Date:			Nov. 01, 2014		Jun. 01, 2015
Maturity Date:			Dec. 01, 2031		Apr. 01, 2045

DELINQUENCY PAID TO DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
04/01/05	215	$168,361,520.93	27.00%
05/01/05	700	424,334,211.37	68.05
06/01/05	42	29,911,276.41	4.80
07/01/05	1	996,901.07	0.16
TOTAL	958	$623,603,909.78	100.00%

CURRENT BALANCE ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
59,680 - 100,000	8	$678,760.00	0.11%
100,001 - 200,000	100	15,501,799.37	2.49
200,001 - 300,000	87	21,454,884.21	3.44
300,001 - 400,000	97	34,924,763.02	5.60
400,001 - 500,000	108	49,910,006.71	8.00
500,001 - 600,000	151	83,589,833.66	13.40
600,001 - 700,000	110	71,634,751.84	11.49
700,001 - 800,000	63	47,575,373.94	7.63
800,001 - 900,000	47	40,072,794.72	6.43
900,001 - 1,000,000	64	62,516,787.57	10.03
1,000,001 - 1,100,000	22	23,731,332.19	3.81
1,100,001 - 1,200,000	15	17,513,111.46	2.81
1,200,001 - 1,300,000	10	12,614,346.52	2.02
1,300,001 - 1,400,000	11	14,968,887.08	2.40
1,400,001 - 1,500,000	14	20,800,542.09	3.34
Greater than 1,500,000	51	106,115,935.40	17.02
Total	958	$623,603,909.78	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
348	1	$1,035,000.00	0.17%
360	956	622,459,909.78	99.82
480	1	109,000.00	0.02
Total	958	$623,603,909.78	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
318 - 360	957	$623,494,909.78	99.98%
421 - 478	1	109,000.00	0.02
Total	958	$623,603,909.78	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Detached	676	$451,933,496.98	72.47%
Condominium	136	72,625,755.02	11.65
PUD Detached	70	48,103,106.28	7.71
Two-Four Family	34	23,524,401.72	3.77
Cooperative	20	12,484,034.00	2.00
Planned Unit Development	14	12,206,440.78	1.96
PUD Attached	8	2,726,675.00	0.44
Total	958	$623,603,909.78	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	782	$536,180,174.40	85.98%
Second Home	93	58,788,222.88	9.43
Investor	83	28,635,512.50	4.59
Total	958	$623,603,909.78	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Purchase	453	$282,430,326.90	45.29%
Rate/Term Refinance	265	174,380,150.74	27.96
Cash Out Refinance	240	166,793,432.14	26.75
Total	958	$623,603,909.78	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full/Alternative Documentation	540	$331,706,067.69	53.19%
Full Documentation	398	267,798,229.37	42.94
Stated Documentation	16	21,935,612.72	3.52
No Ratio Documentation	3	2,025,000.00	0.32
Streamline Documentation	1	139,000.00	0.02
Total	958	$623,603,909.78	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	24	$18,235,990.01	2.92%
30.01 - 35.00	14	9,889,932.49	1.59
35.01 - 40.00	16	13,353,533.69	2.14
40.01 - 45.00	16	11,622,095.97	1.86
45.01 - 50.00	34	26,092,052.86	4.18
50.01 - 55.00	44	35,179,034.14	5.64
55.01 - 60.00	62	60,209,057.08	9.66
60.01 - 65.00	63	58,242,019.61	9.34
65.01 - 70.00	102	83,736,416.82	13.43
70.01 - 75.00	116	84,346,583.57	13.53
75.01 - 80.00	462	221,754,885.18	35.56
80.01 - 85.00	1	117,715.48	0.02
85.01 - 90.00	2	307,800.00	0.05
90.01 - 95.00	1	153,800.00	0.02
95.01 - 100.00	1	362,992.88	0.06
Total	958	$623,603,909.78	100.00%

EFFECTIVE LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Less than or equal to 30.00	24	$18,235,990.01	2.92%
30.01 - 35.00	14	9,889,932.49	1.59
35.01 - 40.00	16	13,353,533.69	2.14
40.01 - 45.00	16	11,622,095.97	1.86
45.01 - 50.00	34	26,092,052.86	4.18
50.01 - 55.00	44	35,179,034.14	5.64
55.01 - 60.00	62	60,209,057.08	9.66
60.01 - 65.00	63	58,242,019.61	9.34
65.01 - 70.00	102	83,736,416.82	13.43
70.01 - 75.00	116	84,346,583.57	13.53
75.01 - 80.00	463	222,117,878.06	35.62
80.01 - 85.00	1	117,715.48	0.02
85.01 - 90.00	2	307,800.00	0.05
90.01 - 95.00	1	153,800.00	0.02
Total	958	$623,603,909.78	100.00%

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	7	$1,949,520.00	0.31%
Arizona	12	2,869,128.78	0.46
California	421	328,460,654.66	52.67
Colorado	43	27,833,738.69	4.46
Connecticut	8	6,149,258.03	0.99
Delaware	2	2,612,500.00	0.42
District of Columbia	12	8,799,441.38	1.41
Florida	42	22,212,490.64	3.56
Georgia	38	16,279,801.23	2.61
Hawaii	3	1,573,650.00	0.25
Idaho	4	3,882,800.00	0.62
Illinois	14	7,619,274.08	1.22
Indiana	1	664,000.00	0.11
Iowa	1	286,250.00	0.05
Kentucky	1	389,900.00	0.06
Louisiana	5	2,801,893.68	0.45
Maine	3	1,091,325.00	0.18
Maryland	36	19,100,777.85	3.06
Massachusetts	20	11,051,142.25	1.77
Michigan	6	2,982,745.12	0.48
Minnesota	7	1,873,220.00	0.30
Missouri	9	6,299,939.00	1.01
Montana	2	788,100.00	0.13
Nebraska	1	116,000.00	0.02
Nevada	7	3,618,600.00	0.58
New Jersey	27	15,869,927.99	2.54
New Mexico	13	5,808,111.04	0.93
New York	50	36,827,659.04	5.91
North Carolina	32	17,856,223.75	2.86
Ohio	5	1,916,900.00	0.31
Oregon	5	1,855,341.02	0.30
Pennsylvania	15	7,555,355.11	1.21
South Carolina	8	6,521,005.79	1.05
Texas	18	10,854,256.48	1.74
Utah	7	3,764,308.66	0.60
Vermont	2	1,030,000.00	0.17
Virginia	46	24,030,408.24	3.85
Washington	24	7,208,262.27	1.16
West Virginia	1	1,200,000.00	0.19
Total	958	$623,603,909.78	100.00%

GROSS COUPON (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.125 - 3.250	1	$497,606.25	0.08%
3.751 - 4.000	1	1,064,798.66	0.17
4.001 - 4.250	1	660,000.00	0.11
4.501 - 4.750	4	4,811,555.59	0.77
4.751 - 5.000	24	22,042,169.13	3.53
5.001 - 5.250	127	93,914,954.55	15.06
5.251 - 5.500	380	251,172,632.58	40.28
5.501 - 5.750	309	180,290,253.04	28.91
5.751 - 6.000	85	45,463,537.27	7.29
6.001 - 6.250	17	9,418,902.71	1.51
6.251 - 6.500	8	11,267,500.00	1.81
6.751 - 6.875	1	3,000,000.00	0.48
Total	958	$623,603,909.78	100.00%

MAX INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
9.000 - 9.000	1	$1,064,798.66	0.17%
9.001 - 9.250	1	660,000.00	0.11
9.501 - 9.750	4	4,811,555.59	0.77
9.751 - 10.000	17	14,185,169.13	2.27
10.001 - 10.250	96	62,852,020.80	10.08
10.251 - 10.500	329	211,766,467.05	33.96
10.501 - 10.750	291	164,865,053.04	26.44
10.751 - 11.000	91	52,620,537.27	8.44
11.001 - 11.250	49	40,979,442.71	6.57
11.251 - 11.500	59	50,673,665.53	8.13
11.501 - 11.750	18	15,425,200.00	2.47
11.751 - 11.900	2	3,700,000.00	0.59
Total	958	$623,603,909.78	100.00%

MIN INT RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	1	$497,606.25	0.08%
1.501 - 1.750	1	984,000.00	0.16
1.751 - 2.000	297	183,839,796.65	29.48
2.001 - 2.250	8	10,238,307.00	1.64
2.251 - 2.500	111	96,338,132.19	15.45
2.501 - 2.750	540	331,706,067.69	53.19
Total	958	$623,603,909.78	100.00%

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000 - 1.000	1	$497,606.25	0.08%
1.501 - 1.750	1	984,000.00	0.16
1.751 - 2.000	297	183,839,796.65	29.48
2.001 - 2.250	8	10,238,307.00	1.64
2.251 - 2.500	111	96,338,132.19	15.45
2.501 - 2.750	540	331,706,067.69	53.19
Total	958	$623,603,909.78	100.00%

PRODUCT:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10/1 Hybrid Arm IO	826	$536,217,210.39	85.99%
10/1 Hybrid Arm	112	70,346,821.26	11.28
10/6 Hybrid Arm IO	19	16,956,478.13	2.72
10/6 Hybrid Arm	1	83,400.00	0.01
Total	958	$623,603,909.78	100.00%

INDEX CODE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1-Year CMT	645	$420,925,295.23	67.50%
1-Year LIBOR	293	185,638,736.42	29.77
6-Month LIBOR	20	17,039,878.13	2.73
Total	958	$623,603,909.78	100.00%

INITIAL RATE CAP (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.000	850	$529,220,610.77	84.86%
6.000	108	94,383,299.01	15.14
Total	958	$623,603,909.78	100.00%

PERIODIC RATE CAP:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	20	$17,039,878.13	2.73%
2.000	938	606,564,031.65	97.27
Total	958	$623,603,909.78	100.00%

SEASONING (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0	8	$3,399,200.00	0.55%
1 - 12	933	610,679,098.82	97.93
13 - 24	12	5,055,061.50	0.81
25 - 36	2	2,242,847.42	0.36
37 - 42	3	2,227,702.04	0.36
Total	958	$623,603,909.78	100.00%

RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6	20	$17,039,878.13	2.73%
12	938	606,564,031.65	97.27
Total	958	$623,603,909.78	100.00%

FIRST RATE ADJ FREQ (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
120	958	$623,603,909.78	100.00%
Total	958	$623,603,909.78	100.00%

NEXT RATE RESET:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
113 - 120	958	$623,603,909.78	100.00%
Total	958	$623,603,909.78	100.00%

FICO SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
628 - 650	6	$4,765,000.00	0.76%
651 - 700	146	85,247,186.98	13.67
701 - 750	330	201,424,095.44	32.30
751 - 800	436	312,743,255.36	50.15
801 - 819	40	19,424,372.00	3.11
Total	958	$623,603,909.78	100.00%

IO FLAG:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
IO	845	$553,173,688.52	88.71%
Not IO	113	70,430,221.26	11.29
Total	958	$623,603,909.78	100.00%

IO ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	113	$70,430,221.26	11.29%
108	1	1,035,000.00	0.17
120	844	552,138,688.52	88.54
Total	958	$623,603,909.78	100.00%

IO REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	113	$70,430,221.26	11.29%
73 - 84	3	2,227,702.04	0.36
85 - 96	2	2,242,847.42	0.36
97 - 108	14	6,526,346.00	1.05
109 - 120	826	542,176,793.06	86.94
Total	958	$623,603,909.78	100.00%

SERVICER:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Wells Fargo	540	$331,706,067.69	53.19%
Thornburg Mortgage Home Loans, Inc.	299	193,752,477.83	31.07
First Republic Bank	109	94,948,905.53	15.23
Colonial National Mortgage	10	3,196,458.73	0.51
Total	958	$623,603,909.78	100.00%

PREPAY ORIG TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	851	$529,721,369.91	84.95%
12	6	6,043,482.99	0.97
36	24	19,084,508.56	3.06
60	77	68,754,548.32	11.03
Total	958	$623,603,909.78	100.00%

PREPAY REM TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
NA	853	$532,278,852.90	85.36%
9	1	465,000.00	0.07
11	3	3,021,000.00	0.48
33	9	8,149,035.03	1.31
34	8	5,621,473.53	0.90
35	6	4,894,000.00	0.78
36	1	420,000.00	0.07
57	20	18,294,087.75	2.93
58	35	30,926,460.57	4.96
59	22	19,534,000.00	3.13
Total	958	$623,603,909.78	100.00%

RATE CHG DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
01/01/14 - 12/31/14	3	$1,880,130.35	0.30%
01/01/15 - 12/31/15	955	621,723,779.43	99.70
Total	958	$623,603,909.78	100.00%

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.